AMENDMENT TO PRICING AND BOOKKEEPING AGREEMENT

         This Amendment is made and entered into this 1st day of July, 2001 by and among each Massachusetts Business Trust (the "Trust") designated in Appendix I from time to time, and Colonial Management Associates, Inc. ("Colonial"), a Massachusetts corporation.

         WHEREAS, each Trust and Colonial previously entered into a Pricing and Bookkeeping Agreement dated November 1, 1991, as amended (the "Agreement");
and

         WHEREAS, the parties desire to amend the compensation provision of the Agreement and add a provision that allows Colonial to delegate its responsibilities under the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Paragraph 4 (Compensation) of the Agreement is amended and restated in its entirety as follows:

          "4. Compensation. The Trust will pay Colonial for each Fund a monthly fee consisting of a Flat Fee plus an Asset-Based Fee, as follows:

               (a) "Flat Fee." For each Fund that is a stand-alone fund or a master fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $10,000, paid monthly. For each Fund that is a feeder fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $5,000, paid monthly; plus

               (b) "Asset-Based Fee." For each Fund that is a stand-alone fund or a feeder fund in a master/feeder structure, as identified as such on Schedule A, that has average net assets of more than $50 million in any particular month, a monthly fee equal to the average net assets of the Fund for that month multiplied by the Asset-Based Fee Rate. The "Asset-Based Fee Rate" shall be calculated as follows:

                    [(number of stand-alone funds and master funds on Schedule A x $105,000) + (number of feeder funds on Schedule A x $12,000) - (annual flat fees payable by each fund on Schedule A)] / (average monthly net assets of all stand-alone funds and feeder funds on Schedule A with average monthly net assets of more than $50 million in that month)

          [Note: certain of the funds listed on Schedule A are not party to the Agreement but are listed for the purpose of calculating the fees above.] The Trust also shall reimburse Colonial for any and all out-of-pocket expenses and charges, including fees payable to third parties for pricing a Fund's portfolio securities, in performing services under this Agreement."

     2.   The  following  provision  shall  be  added  as  paragraph  10 of  the
          Agreement:

          "10. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Colonial under this Agreement, Colonial may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Colonial, provided that Colonial shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. Except as otherwise provided in paragraph 4 herein, all costs and expenses associated with services provided by any such third parties shall be borne by Colonial or such parties."

          A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                            EACH TRUST DESIGNATED IN APPENDIX I

                                            By:
                                               /s/J. Kevin Connaughton
                                                     Name: J. Kevin Connaughton
                                                     Title: Treasurer

                                            COLONIAL MANAGEMENT ASSOCIATES, INC.

                                            By:
                                               /s/J. Kevin Connaughton
                                                     Name: J. Kevin Connaughton
                                                     Title: Treasurer

                                   SCHEDULE A

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST I
---------------------------------------------------------- ---------------------
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Liberty High Yield Securities Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Income Fund                                        Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Strategic Income Fund                              Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund                            Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund II                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Value Fund                                Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Aggressive Growth Fund                 Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST II
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Japan Opportunities Fund                   Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Intermediate Government Fund                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Greater China Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Money Market Fund                                  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST III
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Select Value Fund                                  Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport International Equity Fund                  Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
The Liberty Fund                                           Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Global Equity Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Federal Securities Fund                            Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Small-Cap Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Equity Fund                             Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Income Fund                             Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Fund                                    Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST IV
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty High Yield Municipal Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Exempt Fund                                    Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Exempt Insured Fund                            Fund
---------------------------------------------------------- ---------------------

----------------------------------------------------------- --------------------
Liberty Utilities Fund                                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Municipal Money Market Fund                         Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST V
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty California Tax-Exempt Fund                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Connecticut Tax-Exempt Fund                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Massachusetts Tax-Exempt Fund                       Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Liberty New York Tax-Exempt Fund                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Ohio Tax-Exempt Fund                                Fund
----------------------------------------------------------- --------------------
---------------------------------------------------------- ---------------------
Liberty Global Young Investor Fund                         Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VI
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Small Cap Value Fund                               Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth & Income Fund                               Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Asia Pacific Fund                          Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VII
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Tiger Fund                                 Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Europe Fund                                Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Intermediate Municipals Fund                     Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Municipal Money Market Fund                      Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Managed Municipals Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe High Yield Municipals Fund                       Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Midcap Growth Fund                                 Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Focus Fund                                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Small Company Growth Fund                        Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Capital Opportunities Fund                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Global Thematic Equity Fund                      Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Balanced Fund                                    Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe European Thematic Equity Fund                    Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth Investor Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe International Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Asia Pacific Fund                                Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Growth Stock Fund                                Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Young Investor Fund                              Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Institutional Client High Yield Fund             Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE ADVISOR TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Young Investor Fund                                Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth Stock Fund                                  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INCOME TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Cash Reserves Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Income Fund                                      Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe High Yield Fund                                  Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Intermediate Bond Fund                           Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
SR&F BASE TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Cash Reserves Portfolio                               Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Municipal Money Market Portfolio                      Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F High-Yield Municipals Portfolio                       Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Intermediate Bond Portfolio                           Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Income Portfolio                                      Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F High Yield Portfolio                                  Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F International Portfolio                               Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Growth Investor Portfolio                             Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Balanced Portfolio                                    Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Growth Stock Portfolio                                Master
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Liberty Floating Rate Fund                                 Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Liberty-Stein Roe Institutional Floating Rate Income Fund  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Stein Roe Floating Rate Limited Liability Company          Master
---------------------------------------------------------- ---------------------

---------------------------------------------------------- --------------------
CLOSED END FUNDS
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Intermediate High Income Fund                     Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial InterMarket Income Trust I                        Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Insured Municipal Fund                            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial California Insured Municipal Fund                 Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial New York Insured Municipal Fund                   Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Municipal Income Trust                            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Investment Grade Municipal Trust                  Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial High Income Municipal Trust                       Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty Floating Rate Advantage Fund                       Fund
---------------------------------------------------------- --------------------

---------------------------------------------------------- --------------------
LIBERTY VARIABLE INVESTMENT TRUST
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty Value Fund, VS                                     Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Global Equity Fund, VS                            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial U.S. Growth & Income Fund, VS                     Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Small Cap Value Fund VS                           Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty All-Star Equity Fund, VS                           Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Crabbe Huson Real Estate Fund, VS                          Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty Select Value Fund, VS                              Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty S&P 500 Index Fund, VS                             Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Rydex Health Care Fund, VS                                 Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Rydex Financial Services Fund, VS                          Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Global Utilities Fund, VS                        Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial Strategic Income Fund, VS                         Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial High Yield Securities Fund, VS                    Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial International Horizons, Fund, VS                  Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Colonial International Fund for Growth Fund, VS            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Liberty Newport Japan Opportunities Fund, VS               Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Newport Tiger Fund, VS                                     Fund
---------------------------------------------------------- --------------------

---------------------------------------------------------- --------------------
STEINROE VARIABLE INVESTMENT TRUST
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Balanced Fund, VS                                Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Growth Stock Fund, VS                            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Small Company Growth Fund, VS                    Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Money Market Fund, VS                            Fund
---------------------------------------------------------- --------------------
---------------------------------------------------------- --------------------
Stein Roe Federal Securities Fund, VS                      Fund
---------------------------------------------------------- --------------------